UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	No.)	Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 25, 2007, CheckFree Corporation (“CheckFree”) issued a press release announcing its financial results for the first quarter ended September 30, 2007 (the “Earnings Press Release”). Pursuant to General Instruction F of Current Report on Form 8-K, a copy of the Earnings Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
     The information in Item 2.02 of this Form 8-K, including Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
          (d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CheckFree Corporation dated October 25, 2007.*

*	Press Release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: October 25, 2007	By:	/s/ David E. Mangum
David E. Mangum, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by CheckFree Corporation dated October 25, 2007.*

*	Press Release is being “furnished” (not filed) under Item 2.02 of this Current Report on Form 8-K.